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                                                                      EXHIBIT 22


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                                                      C O N F I D E N T I A L

                                                                                                                      August 1, 1995
                                                          ---------------------
                                                          GREYHOUND LINES, INC.
                                                          ---------------------

------------------------------------------------------------------------------------------------------------------------------------
-------------------            --------------         -------------------          -------------------           -------------------
AMARILLO TRAILWAYS             AZABACHE, INC.              EAGLE BUS               GREYHOUND DE MEXICO            WILMINGTON UNION
BUS COMPANY CENTER,                                   MANUFACTURING, INC.             S.A. DE. C.V.                  BUS STATION
   INC. (75%)                                                                           (99.96%)                 CORPORATION (24.6%)
-------------------            --------------         -------------------          -------------------           -------------------

                ------------------          ----------------            -----------               ------------------
                ATLANTIC GREYHOUND            CONTINENTAL               GLI HOLDING               UNION BUS STATION
                LINES OF VIRGINIA,          PANHANDLE LINES,              COMPANY                  OF OKLAHOMA CITY,
                       INC.                    INC. (50%)                                           OKLAHOMA (40%)
                ------------------          ----------------            -----------               ------------------

                                                                            --------------------
                                                                              FCA INSURANCE
                                                                                 LIMITED
                                                                            --------------------

                                                                            --------------------
                                                                                T & V HOLDING
                                                                                  COMPANY
                                                                            --------------------

                                                                                --------------------
                                                                                 TEXAS, NEW MEXICO
                                                                                    & OKLAHOMA
                                                                                   COACHES, INC.
                                                                                --------------------

                                                                                ----------------------
                                                                                T.N.M.&.O. TOURS, INC.
                                                                                ----------------------

                                                                                --------------------
                                                                                  VERMONT TRANSIT
                                                                                     CO., INC.
                                                                                --------------------

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